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Annual Report

August 31, 2002

MuniHoldings
Florida
Insured Fund

www.mlim.ml.com

                       MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                              MuniHoldings Florida Insured Fund, August 31, 2002

DEAR SHAREHOLDER

For the year ended August 31, 2002, the Common Shares of MuniHoldings Florida Insured Fund earned $.952 per share income dividends, which included earned and unpaid dividends of $.079. This represents a net annualized yield of 6.18%, based on a year-end per share net asset value of $15.41. During the same period, the total investment return on the Fund's Common Shares was +7.75%, based on a change in per share net asset value from $15.29 to $15.41, and assuming reinvestment of $.948 per share income dividends.

For the six months ended August 31, 2002, the total investment return on the Fund's Common Shares was +5.83%, based on a change in per share net asset value from $15.06 to $15.41, and assuming reinvestment of $.474 per share income dividends.

For the six months ended August 31, 2002, the Fund's Preferred Shares had an average yield of 1.42% for Series A; 1.34% for Series B; 1.39% for Series C; 1.36% for Series D; and 1.37% for Series E.

The Municipal Market Environment

During the six-month period ended August 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, signs of an incipient U.S. economic recovery were largely offset by declines in U.S. stock markets allowing U.S. interest rates to remain in a relatively stable range. In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product
(GDP) activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts as many international investors prefer the safe haven status of U.S. Treasury securities. At the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By August 31, 2002, U.S. Treasury bond yields had fallen to 4.92%, a decline of approximately 50 basis points (0.50%) during the six-month period ended August 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of August 2002, long-term municipal revenue bond yields stood at 5.25%, a decline of more than 30 basis points from their recent highs in March.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at more than $11.4 billion, up over 60% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $180 billion in new long-term municipal bonds was issued, an increase of nearly 25% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the August quarter, an increase of more than 30% compared to the August 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July and August 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six-month period ended August 31, 2002, we maintained the Fund's neutral position toward the municipal bond market as we contin-


                                     2 & 3

                              MuniHoldings Florida Insured Fund, August 31, 2002

ued to focus on reducing the Fund's volatility. During April, as economic growth in the United States began to slow, expectations that the Federal Reserve Board would raise short-term interest rates declined. Additionally, the U.S. equity market began to fall as additional corporate accounting problems arose. This brought back a flight to quality into the U.S. Treasury market as well as the municipal bond market. During the next several months, the municipal bond yield curve became very steep. We began to sell some of the Fund's 10-year - 15-year bonds and purchased larger couponed bonds maturing in 20 years-30 years. We believe this should both enhance the Fund's income stream and help preserve asset valuations during future periods of market volatility. During the six months ended August 31, 2002, new-issue supply in Florida was down 41% compared to the same period a year ago. Thus, we were limited in fully implementing our desired strategy. Going forward, we will continue to sell some of the Fund's 10-year-15-year bonds and purchase larger couponed bonds maturing in 20 years-30 years, as they become available. We will maintain the Fund's neutral position and keep the Fund fully invested in an effort to enhance shareholder income.

Florida's economy continues to improve with decreasing unemployment rates, increased revenue collections and a conservative debt management. The State's revenue is primarily sales tax based with a budgeted number of $1.1 billion or 79% of total revenues. As of August, 98.6% of the budgeted amount has been collected. The sales tax revenue and other revenues collectively are expected to exceed projections by $215 million in fiscal 2003. By the end of fiscal 2003, the Florida's budget stabilization fund is expected to be $958 million, and the State's working capital reserve fund will be $51.2 million. These funds are utilized when, and if, future economic downturns occur in order to fill actual expenditures. Although Florida appears to be recovering from the tragic events of September 11, 2001, the vulnerability of being a highly sales tax-oriented state was evident.

During the period, the Fund's borrowing costs remained in the 1%-1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a material income benefit to the Fund's Common Shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While we do not expect such action, we believe it is less likely there will be an increase in short-term interest rates by the Federal Reserve Board. We anticipate that short-term borrowing costs should remain near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline, and, as a result, reduce the yield paid on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

September 23, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's       Face
STATE              Ratings++  Ratings++     Amount   Issue                                                                    Value
====================================================================================================================================
Florida--154.6%       AA         NR*       $ 2,130   Beacon Tradeport Community Development District, Florida, Special
                                                     Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                                     5.625% due 5/01/2032 (l)                                                $ 2,240
                      --------------------------------------------------------------------------------------------------------------
                                                     Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d)(g):
                      NR*        Aaa         5,840     6.80% due 3/01/2028                                                     6,130
                      NR*        Aaa           830     (Multi-County Program), 6.30% due 3/01/2020                               891
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         2,220   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                                                     due 2/01/2028 (d)(g)                                                      2,322
                      --------------------------------------------------------------------------------------------------------------
                                                     Charlotte County, Florida, Health Care Facilities Revenue Refunding
                                                     Bonds, RIB (c)(f):
                      AAA        Aaa        20,300     6% due 8/26/2027                                                       21,163
                      AAA        Aaa         3,000     (Bon Secours Health System), 10.438% due 8/26/2027                      3,255
                      --------------------------------------------------------------------------------------------------------------
                                                     Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                      NR*        Aaa         3,600     6.55% due 3/01/2028 (i)                                                 3,771
                      NR*        Aaa         2,015     (Multi-County Program), 6.375% due 10/01/2026 (g)                       2,160
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         1,320   Clay County, Florida, School Board, COP (Master Lease Program), 5.75%
                                                     due 7/01/2022 (a)                                                         1,438
                      --------------------------------------------------------------------------------------------------------------
                      NR*        NR*         5,000   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                                     Utilities), AMT, 6.50% due 10/01/2025                                     5,015
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*        11,350   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due
                                                     4/01/2028 (d)(g)                                                         11,911
                      --------------------------------------------------------------------------------------------------------------
                                                     Dade County, Florida, Water and Sewer System Revenue Bonds (h):
                      AAA        Aaa        20,575     5.25% due 10/01/2021                                                   21,281
                      AAA        Aaa        21,640     5.25% due 10/01/2026                                                   22,127
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa        10,175   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.30% due
                                                     10/01/2029 (a)(d)(g)                                                     10,855
                      --------------------------------------------------------------------------------------------------------------
                                                     Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                                     (Multi-County Program), AMT, Series A (a)(d)(g)(i):
                      NR*        Aaa         3,620     6.30% due 10/01/2020                                                    3,890
                      NR*        Aaa        12,945     6.375% due 10/01/2026                                                  13,879
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa        12,100   Escambia County, Florida, Health Facilities Authority, Health Facility
                                                     Revenue Bonds (Florida Health Care Facility Loan), 5.95% due
                                                     7/01/2020 (b)                                                            13,848
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         5,580   Escambia County, Florida, Health Facilities Authority, Revenue
                                                     Refunding Bonds (Ascension Health Credit), Series A-1, 5.75% due
                                                     11/15/2029 (b)                                                            5,995
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         3,700   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                                                     Series 2, 5.75% due 7/01/2014 (a)                                         3,903
                      --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
RIB           Residual Interest Bonds
RITR          Residual Interest Trust Receipts
S/F           Single-Family


                                     4 & 5

                              MuniHoldings Florida Insured Fund, August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's       Face
STATE              Ratings++  Ratings++     Amount   Issue                                                                    Value
====================================================================================================================================
Florida               NR*        Aaa       $15,440   Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12, 9.92% due
(continued)                                          7/01/2029 (a)(f)                                                        $16,794
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         3,285   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A,
                                                     6.65% due 1/01/2024 (d)(g)                                                3,441
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         2,865   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                     Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (c)                   3,062
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         2,055   Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly
                                                     Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (c)                     2,190
                      --------------------------------------------------------------------------------------------------------------
                                                     Florida Municipal Loan Council Revenue Bonds, Series B (a):
                      AAA        Aaa         1,500     5.25% due 11/01/2020                                                    1,576
                      AAA        Aaa         1,285     5.375% due 11/01/2025                                                   1,340
                      AAA        Aaa         4,150     5.375% due 11/01/2030                                                   4,309
                      --------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Education, Capital Outlay, GO, Public
                                                     Education, Series C (h):
                      AAA        Aaa         6,600     5.75% due 6/01/2023                                                     7,186
                      AAA        Aaa         1,000     5.75% due 6/01/2029                                                     1,082
                      --------------------------------------------------------------------------------------------------------------
                      AAAr       NR*         3,450   Florida State Board of Education, Capital Outlay, GO, RIB, Series 190,
                                                     10.08% due 1/01/2015 (c)(f)                                               4,123
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         7,000   Florida State Board of Education, Capital Outlay, Public Education,
                                                     GO, Series E, 5.625% due 6/01/2029 (c)                                    7,460
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa        12,000   Florida State Board of Education, GO, Public Education, Series B,
                                                     5.75% due 6/01/2005 (a)(j)                                               13,312
                      --------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Education, Lottery Revenue Bonds (h):
                      AAA        NR*        12,725     DRIVERS, Series 222, 10.78% due 7/01/2017 (f)                          16,716
                      AAA        Aaa         9,330     Series A, 5.25% due 7/01/2018                                           9,933
                      AAA        Aaa         7,500     Series C, 5.25% due 7/01/2020                                           7,867
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*         8,500   Florida State Board of Education, Public Education, GO, Refunding,
                                                     Series D, 5.75% due 6/01/2022 (c)                                         9,282
                      --------------------------------------------------------------------------------------------------------------
                                                     Florida State Board of Regents, Housing Revenue Bonds (h):
                      AAA        Aaa         1,000     (University of Central Florida), 5.25% due 10/01/2026                   1,029
                      AAA        Aaa         1,080     (University of Florida), 6% due 7/01/2018                               1,223
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         7,165   Florida State Board of Regents, University Systems Improvement Revenue
                                                     Bonds, 5.25% due 7/01/2022 (a)                                            7,375
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         3,505   Florida State Department of General Services, Division Facilities
                                                     Management Revenue Bonds (Florida Facilities Pool), Series A, 6% due
                                                     9/01/2025 (b)                                                             3,900
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*        14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS,
                                                     Series 218, 10.78% due 7/01/2029 (f)(h)                                  18,109
                      --------------------------------------------------------------------------------------------------------------
                                                     Florida State Turnpike Authority, Turnpike Revenue Bonds (Department
                                                     of Transportation), Series A:
                      AAA        Aa3         3,590     5.50% due 7/01/2016 (a)                                                 3,957
                      AA-        Aa3         2,835     5.75% due 7/01/2019                                                     3,132
                      --------------------------------------------------------------------------------------------------------------
                      A-         A3          2,735   Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                                     (Adventist Health System/Sunbelt Obligated Group), Series A, 6% due
                                                     11/15/2031                                                                2,850
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         4,500   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                     Company Project), 6.25% due 12/01/2034 (a)                                4,963
                      --------------------------------------------------------------------------------------------------------------
                                                     Hillsborough County, Florida, School Board, COP (a):
                      NR*        Aaa         6,600     5.375% due 7/01/2026                                                    6,799
                      AAA        Aaa        33,400     6% due 7/01/2009 (j)                                                   39,278
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         1,300   Indian River County, Florida, Water and Sewer Revenue Refunding Bonds,
                                                     Series A, 5.25% due 9/01/2018 (h)                                         1,373
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*         2,415   Jacksonville, Florida, Electric Authority, Electric System Revenue
                                                     Refunding Bonds, Series 3-A, 6% due 10/01/2030 (a)                        2,630
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         7,305   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and
                                                     Improvement Bonds, 5.25% due 10/01/2032 (h)                               7,502
                      --------------------------------------------------------------------------------------------------------------
                                                     Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT,
                                                     Series A (h):
                      AAA        Aaa         1,295     6.10% due 10/01/2018                                                    1,378
                      AAA        Aaa         8,385     6.25% due 10/01/2024                                                    9,182
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         3,000   Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT,
                                                     5.625% due 11/01/2026 (a)                                                 3,122
                      --------------------------------------------------------------------------------------------------------------
                                                     Jacksonville, Florida, Sales Tax Revenue Bonds (b):
                      AAA        Aaa         2,000     5.50% due 10/01/2016                                                    2,212
                      AAA        Aaa         3,800     5.50% due 10/01/2018                                                    4,146
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United Water
                                                     Florida Project), AMT, 6.35% due 8/01/2025 (b)                            1,641
                      --------------------------------------------------------------------------------------------------------------
                                                     Lee County, Florida, Airport Revenue Bonds (c):
                      AAA        Aaa        19,925     AMT, Series A, 6% due 10/01/2029                                       21,633
                      AAA        Aaa         1,000     Series B, 5.75% due 10/01/2033                                          1,079
                      --------------------------------------------------------------------------------------------------------------
                                                     Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d)(g):
                      NR*        Aaa         1,140     (Multi-County Program), Series A-1, 7.20% due 3/01/2033                 1,281
                      NR*        Aaa         2,170     Series A-6, 6.45% due 3/01/2031 (e)                                     2,407
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         2,735   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                     Series A-2, 6.30% due 3/01/2029 (d)(e)(g)                                 3,018
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         2,945   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                               3,230
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*         2,000   Miami Beach, Florida, Redevelopment Agency, Tax Increment Revenue
                                                     Bonds, City Center Tax Allocation (Historic Village), AMT, 5.875% due
                                                     12/01/2022 (a)                                                            2,082
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami Beach, Florida, Stormwater Revenue Bonds (h):
                      AAA        Aaa         1,630     5.75% due 9/01/2016                                                     1,832
                      AAA        Aaa         1,000     5.25% due 9/01/2020                                                     1,050
                      AAA        Aaa         4,400     5.25% due 9/01/2025                                                     4,530
                      AAA        Aaa         1,910     5.375% due 9/01/2030                                                    1,982
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                      AAA        Aaa         2,690     5.625% due 9/01/2018                                                    2,954
                      AAA        Aaa        10,600     5.75% due 9/01/2025                                                    11,527
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                                     International Airport), AMT, Series A (h):
                      AAA        Aaa         1,450     5.45% due 10/01/2012                                                    1,602
                      AAA        Aaa         1,885     5.55% due 10/01/2013                                                    2,083
                      AAA        Aaa         6,000     6% due 10/01/2024                                                       6,548
                      AAA        Aaa        10,000     6% due 10/01/2029                                                      10,857
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Educational Facilities Authority Revenue
                                                     Bonds, Series A (b):
                      AAA        Aaa         1,000     5.50% due 4/01/2019                                                     1,079
                      AAA        Aaa        19,425     6% due 4/01/2023                                                       21,590
                      AAA        Aaa         5,000     (University of Miami), 5.75% due 4/01/2029                              5,400
                      --------------------------------------------------------------------------------------------------------------


                                     6 & 7

                              MuniHoldings Florida Insured Fund, August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's       Face
STATE              Ratings++  Ratings++     Amount   Issue                                                                    Value
====================================================================================================================================
Florida               AAA        Aaa       $22,780   Miami-Dade County, Florida, Expressway Authority, Toll System Revenue
(continued)                                          Bonds, 6.375% due 7/01/2010 (h)(j)(k)                                   $27,511
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         6,705   Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (h)     7,411
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa
                                                     Apartments Project), AMT, Series 2A, 6% due 8/01/2026 (c)                 2,337
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                                     Revenue Refunding Bonds (Miami Children's Hospital), Series A (b):
                      AAA        Aaa         4,875     5.625% due 8/15/2012                                                    5,596
                      AAA        Aaa         5,310     5.625% due 8/15/2013                                                    6,052
                      AAA        Aaa         5,605     5.625% due 8/15/2014                                                    6,342
                      AAA        Aaa         4,000     5.625% due 8/15/2015                                                    4,504
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, IDA, IDR (b):
                      AAA        Aaa         5,100     (Airis Miami II LLC Project), AMT, 6% due 10/15/2019                    5,573
                      AAA        Aaa         3,280     (BAC Funding Corporation Project), Series A, 5.25% due 10/01/2020       3,458
                      --------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Solid Waste System Revenue Bonds (c):
                      AAA        Aaa         2,945     5.50% due 10/01/2015                                                    3,267
                      AAA        Aaa         3,105     5.50% due 10/01/2016                                                    3,424
                      --------------------------------------------------------------------------------------------------------------
                                                     Nassau County, Florida, Public Improvement Revenue Refunding
                                                     Bonds (a):
                      AAA        Aaa         1,035     5.75% due 5/01/2016                                                     1,164
                      AAA        Aaa         1,095     5.75% due 5/01/2017                                                     1,224
                      AAA        Aaa         1,155     5.75% due 5/01/2018                                                     1,282
                      AAA        Aaa         1,225     5.75% due 5/01/2019                                                     1,355
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa           845   Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT,
                                                     Series B-1, 6.20% due 9/01/2029 (d)(g)                                      900
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                                     6.40% due 1/01/2031 (a)                                                   2,594
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*         6,870   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85%
                                                     due 10/01/2027 (d)(g)                                                     7,174
                      --------------------------------------------------------------------------------------------------------------
                                                     Orange County, Florida, Health Facilities Authority, Hospital Revenue
                                                     Bonds:
                      A-         A3          2,900     (Adventist Health System), 6.25% due 11/15/2024                         3,073
                      A-         A2          9,220     (Orlando Regional Healthcare), 6% due 12/01/2029                        9,606
                      AAA        Aaa         5,000     (Orlando Regional Healthcare), Series A, 6.25% due 10/01/2018 (a)       6,065
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         1,300   Orange County, Florida, School Board COP, 5.50% due 8/01/2025 (b)         1,365
                      --------------------------------------------------------------------------------------------------------------
                                                     Orange County, Florida, Tourist Development Tax Revenue Bonds (b):
                      AAA        Aaa         5,710     5.375% due 10/01/2018                                                   6,071
                      AAA        Aaa        31,745     5.75% due 10/01/2025                                                   34,009
                      AAA        Aaa         2,000     5.50% due 10/01/2031                                                    2,089
                      AAA        Aaa        27,075     5.50% due 10/01/2032                                                   28,608
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa           350   Orlando and Orange County Expressway Authority, Florida, Expressway
                                                     Revenue Bonds, Junior Lien, 6.50% due 7/01/2011 (h)                         427
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         7,680   Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                                     Bonds, 5.25% due 10/01/2025 (b)                                           7,916
                      --------------------------------------------------------------------------------------------------------------
                                                     Osceola County, Florida, Sales Tax Revenue Bonds (h):
                      NR*        Aaa         2,065     5.625% due 6/01/2016                                                    2,314
                      NR*        Aaa         1,605     5.625% due 6/01/2017                                                    1,786
                      NR*        Aaa         1,075     5.625% due 6/01/2018                                                    1,188
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         5,560   Osceola County, Tourist Development Tax Revenue Bonds, Series A, 5.50%
                                                     due 10/01/2027 (h)                                                        5,906
                      --------------------------------------------------------------------------------------------------------------
                                                     Palm Beach County, Florida, GO (Liquid Acquisition Program),
                                                     Series B (a):
                      AAA        Aaa         4,605     5.75% due 8/01/2016                                                     5,126
                      AAA        Aaa         5,330     5.75% due 8/01/2018                                                     5,868
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         1,385   Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding
                                                     Bonds, AMT, Series A-1, 6.05% due 10/01/2020 (a)                          1,479
                      --------------------------------------------------------------------------------------------------------------
                                                     Palm Beach County, Florida, Public Improvement Revenue Bonds
                                                     (Convention Center Project) (h):
                      AAA        Aaa         2,665     5.625% due 11/01/2018                                                   2,936
                      AAA        Aaa         2,835     5.625% due 11/01/2019                                                   3,108
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         6,115   Palm Beach County, Florida, School Board, COP, Refunding, Series B,
                                                     5.375% due 8/01/2017 (b)                                                  6,658
                      --------------------------------------------------------------------------------------------------------------
                                                     Palm Beach County, Florida, School Board, COP, Series A:
                      AAA        Aaa         5,070     6% due 8/01/2010 (h)(j)                                                 5,990
                      AAA        Aaa        13,205     6.25% due 8/01/2010 (h)(j)                                             15,828
                      AAA        Aaa         4,235     5.50% due 8/01/2016 (b)                                                 4,700
                      --------------------------------------------------------------------------------------------------------------
                      AAA        NR*         5,370   Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-
                                                     County Program), AMT, Series A, 6.70% due 2/01/2028 (d)(g)                5,619
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         9,885   Polk County, Florida, School Board, COP, Master Lease, Series A, 5.50%
                                                     due 1/01/2025 (c)                                                        10,446
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due
                                                     7/01/2020 (h)                                                            10,472
                      --------------------------------------------------------------------------------------------------------------
                                                     Saint John's County, Florida, IDA, IDR, Refunding (Professional Golf
                                                     Project) (a):
                      AAA        Aaa         1,275     5.50% due 9/01/2015                                                     1,426
                      AAA        Aaa         1,345     5.50% due 9/01/2016                                                     1,496
                      AAA        Aaa         1,420     5.50% due 9/01/2017                                                     1,568
                      AAA        Aaa         1,500     5.50% due 9/01/2018                                                     1,646
                      --------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         4,055   Saint Lucie County, Florida, School Board, COP, 6.25% due
                                                     7/01/2010 (c)(j)                                                          4,863
                      --------------------------------------------------------------------------------------------------------------
                                                     Saint Lucie County, Florida, School Board, COP, Refunding (c):
                      NR*        Aaa         1,270     Series A, 5.50% due 7/01/2015                                           1,419
                      NR*        Aaa         1,345     Series A, 5.50% due 7/01/2016                                           1,494
                      NR*        Aaa         1,420     Series A, 5.50% due 7/01/2017                                           1,566
                      NR*        Aaa         1,495     Series A, 5.50% due 7/01/2018                                           1,638
                      NR*        Aaa         1,000     Series C, 5.50% due 7/01/2015                                           1,117
                      NR*        Aaa         1,050     Series C, 5.50% due 7/01/2016                                           1,166
                      NR*        Aaa         1,105     Series C, 5.50% due 7/01/2017                                           1,219
                      NR*        Aaa         1,170     Series C, 5.50% due 7/01/2018                                           1,282
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         3,250   Saint Lucie, Florida, West Services District, Utility Revenue
                                                     Refunding Bonds, Senior Lien, 6% due 10/01/2022 (a)                       3,653
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         1,840   Seacoast, Florida, Utility Authority, Water and Sewer Utility System
                                                     Revenue Refunding Bonds, Series A, 5.50% due 3/01/2018 (h)                2,086
                      --------------------------------------------------------------------------------------------------------------
                                                     Sunrise, Florida, Utility System Revenue Refunding Bonds (b):
                      AAA        Aaa         7,000     5.50% due 10/01/2018                                                    7,942
                      AAA        Aaa         2,250     5.20% due 10/01/2022                                                    2,355
                      AAA        Aaa        11,645     5% due 10/01/2028                                                      11,839
                      --------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         2,430   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds,
                                                     GO, 5.25% due 8/01/2024 (b)                                               2,483
                      --------------------------------------------------------------------------------------------------------------
                                                     Tallahassee, Florida, Lease Revenue Bonds (Florida State University
                                                     Project), Series A (a):
                      AAA        Aaa         2,800     5.25% due 8/01/2023                                                     2,895
                      AAA        Aaa         1,000     5.375% due 8/01/2026                                                    1,041
                      --------------------------------------------------------------------------------------------------------------


                                     8 & 9

                              MuniHoldings Florida Insured Fund, August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P      Moody's       Face
STATE              Ratings++  Ratings++     Amount   Issue                                                                    Value
===================================================================================================================================
Florida               AAA        Aaa       $30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
(concluded)                                          10/01/2011 (h)(j)                                                    $  36,037
                      -------------------------------------------------------------------------------------------------------------
                      AAA        Aaa        14,750   Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales
                                                     Tax--Stadium Project), 5.25% due 1/01/2027 (a)                          15,068
                      -------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         5,450   Tampa, Florida, Water and Sewer Revenue Bonds, 5.50% due
                                                     10/01/2009 (a)(j)                                                        6,279
                      -------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6% due
                                                     10/01/2025 (h)                                                           4,243
===================================================================================================================================
Puerto Rico--4.4%     A-         Baa1        3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029       3,351
                      -------------------------------------------------------------------------------------------------------------
                      NR*        Aaa         6,500   Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due
                                                     7/01/2005 (a)(f)(j)                                                      8,022
                      -------------------------------------------------------------------------------------------------------------
                      A          Baa1       10,125   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                     Transportation Revenue Bonds, Series B, 6% due 7/01/2026                10,986
                      -------------------------------------------------------------------------------------------------------------
                      AAA        Aaa         2,725   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                     Environmental Control Facilities Revenue Bonds (University Plaza
                                                     Project), Series A, 5.625% due 7/01/2019 (a)                             2,982
                      -------------------------------------------------------------------------------------------------------------
                                                     Total Municipal Bonds (Cost--$858,950)--159.0%                         922,295

===================================================================================================================================
                                            Shares
                                             Held    Common Stock
===================================================================================================================================
                                               560   Merrill Lynch Institutional Tax-Exempt Fund+                               560
                      -------------------------------------------------------------------------------------------------------------
                                                     Total Common Stock (Cost--$560)--0.1%                                      560
===================================================================================================================================
                      Total Investments (Cost--$859,510)--159.1%                                                            922,855

                      Variation Margin on Financial Futures Contracts**--0.0%                                                   (61)

                      Other Assets Less Liabilities--3.5%                                                                    20,520

                      Preferred Shares, at Redemption Value--(62.6%)                                                       (363,311)
                                                                                                                          ---------
                      Net Assets Applicable to Common Shares--100.0%                                                      $ 580,003
                                                                                                                          =========
===================================================================================================================================

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
(l)   Asset Guaranty Insured.
  *   Not Rated.
 **   Financial futures contracts sold as of August 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts            Issue                     Date                 Value
      --------------------------------------------------------------------------
         435        U.S. Treasury Notes          December 2002           $48,625
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$48,666)                                    $48,625
                                                                         =======
      --------------------------------------------------------------------------

  + Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a) (3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                            Net Share      Net          Dividend
      Affiliate                              Activity      Cost          Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                          560         $560         $      2
      --------------------------------------------------------------------------

 ++   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                        As of August 31, 2002
================================================================================================================================
Assets:                 Investments, at value (identified cost--$859,510,032) ....................                  $922,855,068
                        Cash .....................................................................                        67,507
                        Receivables:
                          Interest ...............................................................   $ 14,849,317
                          Securities sold ........................................................      6,229,814     21,079,131
                                                                                                     ------------
                        Prepaid expenses .........................................................                        12,937
                                                                                                                    ------------
                        Total assets .............................................................                   944,014,643
                                                                                                                    ------------
================================================================================================================================
Liabilities:            Payables:
                          Investment adviser .....................................................        380,057
                          Dividends to Common Shareholders .......................................        165,949
                          Variation margin .......................................................         61,172        607,178
                                                                                                     ------------
                        Accrued expenses .........................................................                        93,503
                                                                                                                    ------------
                        Total liabilities ........................................................                       700,681
                                                                                                                    ------------
================================================================================================================================
Preferred Shares:       Preferred Shares, at redemption value, par value $.10 per share (14,530 shares of AMPS* issued and outstanding at $25,000 per share liquidation
                        preference) ..............................................................                   363,310,682
                                                                                                                    ------------
================================================================================================================================
Net Assets Applicable   Net assets applicable to Common Shares ...................................                  $580,003,280
To Common Shares:                                                                                                   ============
================================================================================================================================
Analysis of Net         Common Shares, par value $.10 per share (37,628,592 shares issued and
Assets Applicable to    outstanding) .............................................................                  $  3,762,859
Common Shares:          Paid-in capital in excess of par .........................................                   570,474,526
                        Undistributed investment income--net .....................................   $  5,817,044
                        Accumulated realized capital losses on investments--net ..................    (63,436,966)
                        Unrealized appreciation on investments--net ..............................     63,385,817
                                                                                                     ------------
                        Total accumulated earnings--net ..........................................                     5,765,895
                                                                                                                    ------------
                        Total--Equivalent to $15.41 net asset value of Common Share (market
                        price--$14.66) ...........................................................                  $580,003,280
                                                                                                                    ============
================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.


                                    10 & 11

                              MuniHoldings Florida Insured Fund, August 31, 2002

STATEMENT OF OPERATIONS

                         For the Year Ended August 31, 2002
=====================================================================================================================
Investment Income:       Interest .....................................................                  $ 49,633,747
=====================================================================================================================
Expenses:                Investment advisory fees .....................................   $ 5,076,890
                         Commission fees ..............................................       921,501
                         Accounting services ..........................................       283,024
                         Transfer agent fees ..........................................        94,002
                         Professional fees ............................................        92,811
                         Custodian fees ...............................................        53,038
                         Printing and shareholder reports .............................        46,073
                         Trustees' fees and expenses ..................................        30,105
                         Pricing fees .................................................        28,516
                         Listing fees .................................................        16,293
                         Other ........................................................       135,156
                                                                                          -----------
                         Total expenses before reimbursement ..........................     6,777,409
                         Reimbursement of expenses ....................................      (376,154)
                                                                                          -----------
                         Total expenses after reimbursement ...........................                     6,401,255
                                                                                                         ------------
                         Investment income--net .......................................                    43,232,492
                                                                                                         ------------
=====================================================================================================================
Realized &               Realized loss on investments--net ............................                    (1,265,683)
Unrealized Gain (Loss)   Change in unrealized appreciation on investments--net ........                     4,002,745
On Investments--Net:                                                                                     ------------
                         Total realized and unrealized gain on investments--net .......                     2,737,062
                                                                                                         ------------
=====================================================================================================================
Dividends &              Investment income--net .......................................                    (5,407,725)
Distributions to         Realized gain on investments--net ............................                       (42,406)
Preferred Shareholders:                                                                                  ------------
                         Total dividends and distributions to Preferred Shareholders ..                    (5,450,131)
                                                                                                         ------------
                         Net Increase in Net Assets Resulting from Operations .........                  $ 40,519,423
                                                                                                         ============
=====================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               August 31,
                                                                                                   --------------------------------
                       Increase (Decrease) in Net Assets:                                               2002               2001+
===================================================================================================================================
Operations:            Investment income--net ..................................................   $  43,232,492      $  40,739,272
                       Realized gain (loss) on investments--net ................................      (1,265,683)        15,981,393
                       Change in unrealized appreciation on investments--net ...................       4,002,745         34,292,999
                       Dividends and distributions to Preferred Shareholders ...................      (5,450,131)       (11,951,067)
                                                                                                   -------------      -------------
                       Net increase in net assets resulting from operations ....................      40,519,423         79,062,597
                                                                                                   -------------      -------------
===================================================================================================================================
Dividends &            Investment income--net ..................................................     (35,655,838)       (27,803,590)
Distributions to       Realized gain on investments--net .......................................        (110,854)                --
Common Shareholders:                                                                               -------------      -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to Common Shareholders ..................................................     (35,766,692)       (27,803,590)
                                                                                                   -------------      -------------
===================================================================================================================================
Common Shares          Proceeds from issuance of Common Shares resulting from reorganization ...              --         56,028,946
Transactions:          Write-off of offering costs resulting from the issuance of Preferred
                       Shares ..................................................................              --              1,750
                                                                                                   -------------      -------------
                       Net increase in net assets derived from Common Shares transactions ......              --         56,030,696
                                                                                                   -------------      -------------
===================================================================================================================================
Net Assets:            Total increase in net assets ............................................       4,752,731        107,289,703
                       Beginning of year .......................................................     575,250,549        467,960,846
                                                                                                   -------------      -------------
                       End of year* ............................................................   $ 580,003,280      $ 575,250,549
                                                                                                   =============      =============
===================================================================================================================================
                      *Undistributed investment income--net ....................................   $   5,817,044      $   3,409,690
                                                                                                   =============      =============
===================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    12 & 13

                        MuniHoldings Florida Insured Fund, Inc., August 31, 2002

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios
                      have been derived from information provided in              For the Year Ended                 For the Period
                      the financial statements.                                       August 31,                     Sept. 26, 1997+
                                                                     --------------------------------------------     to August 31,
                      Increase (Decrease) in Net Asset Value:          2002        2001        2000        1999           1998
====================================================================================================================================
Per Share             Net asset value, beginning of period ........  $  15.29    $  13.85    $  13.84    $  16.03       $  15.00
Operating                                                            --------    --------    --------    --------       --------
Performance:++        Investment income--net ......................      1.14        1.02         .93        1.14           1.08
                      Realized and unrealized gain (loss) on
                      investments--net ............................       .06        1.42         .08       (1.77)          1.08
                        Dividends and distributions to Preferred
                        Shareholders:
                          Investment income--net ..................      (.13)       (.22)       (.21)       (.23)          (.30)
                          Realized gain on investments--net .......        --@@        --          --        (.03)            --
                          In excess of realized gain on
                          investments--net ........................        --          --          --        (.10)            --
                        Capital write-off (charge) resulting from
                        issuance of Preferred Shares ..............        --          --@@        --          --           (.09)
                                                                     --------    --------    --------    --------       --------
                      Total from investment operations ............      1.07        2.22         .80        (.99)          1.77
                                                                     --------    --------    --------    --------       --------
                      Less dividends and distributions to Common
                      Shareholders:
                        Investment income--net ....................      (.95)       (.78)       (.79)       (.86)          (.71)
                        Realized gain on investments--net .........        --@@        --          --        (.07)            --
                        In excess of realized gain on
                        investments--net ..........................        --          --          --        (.27)            --
                                                                     --------    --------    --------    --------       --------
                      Total dividends and distributions to Common
                      Shareholders ................................      (.95)       (.78)       (.79)      (1.20)          (.71)
                                                                     --------    --------    --------    --------       --------
                      Capital charge resulting from issuance of
                      Common Shares ...............................        --          --          --          --           (.03)
                                                                     --------    --------    --------    --------       --------
                      Net asset value, end of period ..............  $  15.41    $  15.29    $  13.85    $  13.84       $  16.03
                                                                     ========    ========    ========    ========       ========
                      Market price per share, end of period .......  $  14.66    $  14.04    $11.6875    $  12.75       $14.8125
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================
Total Investment      Based on market price per share .............    11.63%      27.82%      (1.96%)     (6.80%)         3.47%@
Return:**                                                            ========    ========    ========    ========       ========
                      Based on net asset value per share ..........     7.75%      17.47%       7.03%      (6.51%)        11.97%@
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and
Average Net Assets    excluding reorganization expenses*** ........     1.13%       1.14%       1.18%       1.18%           .87%*
Of Common Shares:                                                    ========    ========    ========    ========       ========
                      Total expenses, excluding reorganization
                      expenses*** .................................     1.20%       1.23%       1.30%       1.26%          1.20%*
                                                                     ========    ========    ========    ========       ========
                      Total expenses*** ...........................     1.21%       1.26%       1.45%       1.26%          1.20%*
                                                                     ========    ========    ========    ========       ========
                      Total investment income--net*** .............     7.71%       7.88%       8.65%       7.34%          7.51%*
                                                                     ========    ========    ========    ========       ========
                      Amount of dividends to Preferred
                      Shareholders ................................      .96%       2.31%       3.05%       1.50%          2.07%*
                                                                     ========    ========    ========    ========       ========
                      Investment income--net, to Common
                      Shareholders ................................     6.75%       5.57%       5.60%       5.84%          5.44%*
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and
Average Net Assets    excluding reorganization expenses ...........      .69%        .68%        .67%        .73%           .54%*
Of Common and                                                        ========    ========    ========    ========       ========
Preferred Shares:***  Total expenses, excluding reorganization
                      expenses ....................................      .73%        .74%        .74%        .77%           .75%*
                                                                     ========    ========    ========    ========       ========
                      Total expenses ..............................      .73%        .75%        .83%        .77%           .75%*
                                                                     ========    ========    ========    ========       ========
                      Total investment income--net ................     4.68%       4.71%       4.95%       4.51%          4.70%*
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Shareholders .........     1.49%       3.43%       4.08%       2.39%          3.47%*
Average Net Assets                                                   ========    ========    ========    ========       ========
Of Preferred Shares:
====================================================================================================================================
Supplemental          Net assets, applicable to Common Shares,
Data:                 end of period (in thousands) ................  $580,003    $575,251    $467,961    $149,395       $172,516
                                                                     ========    ========    ========    ========       ========
                      Preferred Shares outstanding, end of period
                      (in thousands) ..............................  $363,250    $363,250    $328,250    $104,750       $104,750
                                                                     ========    ========    ========    ========       ========
                      Portfolio turnover ..........................    13.89%      47.50%     105.22%     120.70%        101.89%
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================
Leverage:             Asset coverage per $1,000 ...................  $  2,597    $  2,584    $  2,426    $  2,426       $  2,647
====================================================================================================================================
Dividends Per Share   Series A--Investment income--net ............  $    362    $    885    $    985    $    606       $    753
On Preferred Shares                                                  ========    ========    ========    ========       ========
Outstanding:          Series B--Investment income--net ............  $    375    $    754    $    984    $    598       $    764
                                                                     ========    ========    ========    ========       ========
                      Series C--Investment income--net ............  $    369    $    889    $    610          --             --
                                                                     ========    ========    ========    ========       ========
                      Series D--Investment income--net ............  $    368    $    855    $    595          --             --
                                                                     ========    ========    ========    ========       ========
                      Series E--Investment income--net ............  $    381    $    850    $    585          --             --
                                                                     ========    ========    ========    ========       ========
====================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
  +   Commencement of operations.
 ++ Certain prior year amounts have been reclassified to conform with current year presentation.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    14 & 15

                              MuniHoldings Florida Insured Fund, August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $105,071 increase in cost of securities (which, in turn, results in a corresponding $105,071 decrease in net unrealized appreciation and a corresponding $105,071 increase in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $41,846, decrease net unrealized appreciation by $88,725 and increase net realized capital losses by $58,192. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- During the year ended August 31, 2001, overestimated offering expenses resulting from the initial issuance of Preferred Shares were charged to paid-in capital in excess of par.

(g) Change in financial statement classification for Auction Market Preferred Stock ("AMPS") -- In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $52,222 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $81,133 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2002, FAM earned fees of $5,076,890, of which $376,154 was waived.

For the year ended August 31, 2002, the Fund reimbursed FAM $41,035 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $125,820,218 and $129,315,268, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains as of August 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                               Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments .................         $ 2,972,142          $63,345,036
Financial futures contracts ...........          (4,237,825)              40,781
                                                -----------          -----------
Total .................................         $(1,265,683)         $63,385,817
                                                ===========          ===========
--------------------------------------------------------------------------------


                                    16 & 17

                              MuniHoldings Florida Insured Fund, August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $62,757,724, of which $62,848,976 related to appreciated securities and $91,252 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $860,097,344.

4. Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the year ended August 31, 2002 remained constant and for the year ended August 31, 2001 increased by 3,847,613 as a result of issuance of Common Shares from the reorganization.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2002 were as follows: Series A, 1.29%; Series B, 1.33%; Series C, 1.35%; Series D, 1.20% and Series E, 1.50%.

Shares issued and outstanding for the year ended August 31, 2002 remained constant and for the year ended August 31, 2001 increased by 1,400 as a result of issuance of Preferred Shares from the reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $497,662 as commissions.

5. Distributions to Shareholders:

On September 5, 2002, a tax-exempt income dividend of $.079000 was declared. The dividend was paid on September 27, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2002           8/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $41,063,563         $39,754,657
  Ordinary income ......................             153,260                  --
                                                 -----------         -----------
Total distributions ....................         $41,216,823         $39,754,657
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of August 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ...................         $  5,728,524
Undistributed long-term capital gains--net .............                   --
                                                                 ------------
Total undistributed earnings--net ......................            5,728,524
Capital loss carryforward ..............................          (59,696,283)*
Unrealized gains--net ..................................           59,733,654**
                                                                 ------------
Total accumulated earnings--net ........................         $  5,765,895
                                                                 ============
-----------------------------------------------------------------------------

 * On August 31, 2002, the Fund had a net capital loss carryforward of $59,696,283, of which $7,768,611 expires in 2006, $25,529,487 expires in
      2007, $9,834,324 expires in 2008 and $16,563,861 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, organization expenses remaining to be amortized for tax purposes and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002


                                    18 & 19

                              MuniHoldings Florida Insured Fund, August 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during the taxable year ended August 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                   Payable              Ordinary
                                                     Date                Income
--------------------------------------------------------------------------------
Common Shareholders:                               12/28/01            $0.002946
Preferred Shareholders:  Series A                  12/12/01            $    3.05
                         Series B                  12/10/01            $    2.54
                         Series C                  12/11/01            $    3.16
                         Series D                  12/20/01            $    2.97
                         Series E                  12/07/01            $    2.95
--------------------------------------------------------------------------------

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................        95.6%
AA/Aa .............................................................         0.6
A/A ...............................................................         3.2
NR (Not Rated) ....................................................         0.6
--------------------------------------------------------------------------------


                                    20 & 21

                              MuniHoldings Florida Insured Fund, August 31, 2002

OFFICERS AND TRUSTEES

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                   Position(s)   Length                                 Fund Complex   Directorships
                                                      Held       of Time    Principal Occupation(s)      Overseen by      Held by
Name                         Address & Age          with Fund    Served       During Past 5 Years          Trustee        Trustee
====================================================================================================================================
      Interested Trustee
====================================================================================================================================
Terry K. Glenn*         P.O. Box 9011               President    1999 to   Chairman, Americas Region      118 Funds        None
                        Princeton, NJ 08543-9011    and          present   since 2001, and Executive   169 Portfolios
                        Age: 61                     Trustee      and       Vice President since 1983
                                                                 1997 to   of Fund Asset Management,
                                                                 present   L.P. ("FAM") and Merrill
                                                                           Lynch Investment
                                                                           Managers, L.P. ("MLIM");
                                                                           President of Merrill
                                                                           Lynch Mutual Funds since
                                                                           1999; President of FAM
                                                                           Distributors, Inc.
                                                                           ("FAMD") since 1986 and
                                                                           Director thereof since
                                                                           1991; Executive Vice
                                                                           President and Director of
                                                                           Princeton Services, Inc.
                                                                           ("Princeton Services")
                                                                           since 1993; President of
                                                                           Princeton Administrators,
                                                                           L.P. since 1988; Director
                                                                           of Financial Data
                                                                           Services, Inc. since
                                                                           1985.
                      ==============================================================================================================
                      * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                        President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                        of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
====================================================================================================================================

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                   Position(s)   Length                                 Fund Complex   Directorships
                                                      Held       of Time    Principal Occupation(s)      Overseen by      Held by
Name                         Address & Age          with Fund    Served*      During Past 5 Years          Trustee        Trustee
====================================================================================================================================
      Independent Trustees
====================================================================================================================================
Ronald W. Forbes        P.O. Box 9011               Trustee      1997 to   Professor Emeritus of           45 Funds        None
                        Princeton, NJ 08543-9011                 present   Finance, School of           54 Portfolios
                        Age: 61                                            Business, State
                                                                           University of New York at
                                                                           Albany since 2000; and
                                                                           Professor thereof from
                                                                           1989 to 2000.
====================================================================================================================================
Cynthia A. Montgomery   P.O. Box 9011               Trustee      1997 to   Professor, Harvard              45 Funds    Unum-
                        Princeton, NJ 08543-9011                 present   Business School since        54 Portfolios  Provident
                        Age: 50                                            1989.                                       Corporation;
                                                                                                                       and Newell
                                                                                                                       Rubbermaid
                                                                                                                       Inc.
====================================================================================================================================
Charles C. Reilly       P.O. Box 9011               Trustee      1997 to   Self-employed financial         45 Funds        None
                        Princeton, NJ 08543-9011                 present   consultant since 1990.       54 Portfolios
                        Age: 71
====================================================================================================================================
Kevin A. Ryan           P.O. Box 9011               Trustee      1997 to   Founder and currently           45 Funds        None
                        Princeton, NJ 08543-9011                 present   Director Emeritus of The     54 Portfolios
                        Age: 69                                            Boston University Center
                                                                           for the Advancement of
                                                                           Ethics and Character and
                                                                           Director thereof from
                                                                           1989 to 1999; Professor
                                                                           from 1982 to 1999 at
                                                                           Boston University.
====================================================================================================================================
Roscoe S. Suddarth      P.O. Box 9011               Trustee      2000 to   Former President, Middle        45 Funds        None
                        Princeton, NJ 08543-9011                 present   East Institute from 1995     54 Portfolios
                        Age: 67                                            to 2001.
====================================================================================================================================
Richard R. West         P.O. Box 9011               Trustee      1997 to   Professor of Finance            45 Funds    Bowne &
                        Princeton, NJ 08543-9011                 present   since 1984, and currently    54 Portfolios  Co., Inc.;
                        Age: 64                                            Dean Emeritus of New York                   Vornado
                                                                           University, Leonard N.                      Realty Trust;
                                                                           Stern School of Business                    and
                                                                           Administration.                             Alexander's
                                                                                                                       Inc.
====================================================================================================================================
Edward D. Zinbarg       P.O. Box 9011               Trustee      1997 to   Self-employed financial         45 Funds        None
                        Princeton, NJ 08543-9011                 present   consultant since 1994.       54 Portfolios
                        Age: 67
                      ==============================================================================================================
                      * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until
                        December 31 of the year in which they turn 72.
====================================================================================================================================

                                                   Position(s)    Length
                                                      Held        of Time
Name                         Address & Age          with Fund     Served*          Principal Occupation(s) During Past 5 Years
====================================================================================================================================
      Fund Officers
====================================================================================================================================
Donald C. Burke         P.O. Box 9011               Vice         1997 to        First Vice President of FAM and MLIM since 1997
                        Princeton, NJ 08543-9011    President    present        and Treasurer thereof since 1999; Senior Vice
                        Age: 42                     and          and 1999       President and Treasurer of Princeton Services
                                                    Treasurer    to present     since 1999; Vice President of FAMD since 1999;
                                                                                Vice President of FAM and MLIM from 1990 to 1997;
                                                                                Director of Taxation of MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob        P.O. Box 9011               Senior       2001 to        Managing Director of MLIM since 2000; First Vice
                        Princeton, NJ 08543-9011    Vice         present        President of MLIM from 1997 to 2000; Vice
                        Age: 50                     President                   President of MLIM from 1991 to 1997.
====================================================================================================================================
John M. Loffredo        P.O. Box 9011               Senior       2001 to        Managing Director of MLIM since 2000; First Vice
                        Princeton, NJ 08543-9011    Vice         present        President of MLIM from 1997 to 2000; Vice
                        Age: 38                     President                   President of MLIM from 1991 to 1997.
====================================================================================================================================
Robert D. Sneeden       P.O. Box 9011               Vice         1997 to        Assistant Vice President and Portfolio Manager of
                        Princeton, NJ 08543-9011    President    present        MLIM since 1994; Vice President of Lehman Brothers
                        Age: 48                     and                         from 1990 to 1994.
                                                    Portfolio
                                                    Manager
====================================================================================================================================
Alice A. Pellegrino     P.O. Box 9011               Secretary    2001 to        Director (Legal Advisory) of MLIM since 2002; Vice
                        Princeton, NJ 08543-9011                 present        President of MLIM from 1999 to 2002; Attorney
                        Age: 42                                                 associated with MLIM since 1997; Associate with
                                                                                Kirkpatrick & Lockhart LLP from 1992 to 1997.
                      ==============================================================================================================
                      * Officers of the Fund serve at the pleasure of the Board of Trustees.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFL


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #HOLDFL--8/02